UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 11, 2014
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THERMON GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-35159 (Commission File Number)	27-2228185 (IRS Employer Identification No.)

100 Thermon Drive San Marcos, Texas (Address of principal executive offices)	78666 (zip code)

Registrants’ telephone number, including area code: (512) 396-5801

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On June 11, 2014, Thermon Industries, Inc. (the “US Borrower”) and Thermon Canada Inc. (the “Canadian Borrower” and together with the US Borrower, the “Borrowers”), as borrowers, and the other credit parties named therein, entered into the First Amendment (the “First Amendment”) to the Amended and Restated Credit Agreement dated April 19, 2013 (the “Amended Credit Agreement”) with certain lenders in the United States (the “US Lenders”) and Canada (the “Canadian Lenders” and together with the US Lenders, the “Lenders”) named therein, JPMorgan Chase Bank, N.A., as US swingline lender and US agent for all Lenders (the “US Agent”), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian swingline lender and Canadian agent for all Canadian Lenders (the “Canadian Agent”).
The First Amendment modifies certain provisions of the Amended Credit Agreement to, among other things, (i) extend the term of the secured revolving credit facility entered into between the Borrowers, the Lenders, the US Agent and the Canadian Agent in connection with the Amended Credit Agreement from April 19, 2018 to April 19, 2019, (ii) extend the maturity date of the secured term loan facility entered into between the US Borrower and certain of the US Lenders in connection with the Amended Credit Agreement from April 19, 2018 to April 19, 2019, (iii) change the maximum leverage ratio permitted for each fiscal quarter ending on and after March 31, 2015 from 2.25 to 1.00 to 2.75 to 1.00 and (iv) change the applicable margin for loans to the following:

Leverage Ratio	Adjusted LIBOR Rate Spread/CDOR Rate Spread/ Canadian Prime Rate Spread	Base Rate Spread	Unused Commitment Fee Rate
Category 1: ≥ 2.25 to 1.0	2.50%	1.50%	0.40%
Category 2: < 2.25 to 1.0, but ≥ 1.75 to 1.0	2.25%	1.25%	0.35%
Category 3: < 1.75 to 1.0, but ≥ 1.25 to 1.0	2.00%	1.00%	0.30%
Category 4: < 1.25 to 1.0	1.75%	0.75%	0.25%

The foregoing description is a summary and is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure required by this item is included in Item 1.01 above and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.        Description of Exhibit

10.1
First Amendment to Amended and Restated Credit Agreement dated June 11, 2014 by and among Thermon Industries, Inc. and Thermon Canada Inc., as borrowers, the other credit parties named therein, JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch, as administrative agents, and the other financial institutions and entities party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2014		THERMON GROUP HOLDINGS, INC.

	By:	/s/ Jay Peterson
	Name:	Jay Peterson
	Title:	Chief Financial Officer

Exhibit Index
Exhibit No.        Description of Exhibit

10.1
First Amendment to Amended and Restated Credit Agreement dated June 11, 2014 by and among Thermon Industries, Inc. and Thermon Canada Inc., as borrowers, the other credit parties named therein, JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch, as administrative agents, and the other financial institutions and entities party thereto.